Q3 2021 Supplemental Data Progress Financial Results

2© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Legal Notice This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: ▪ Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. ▪ We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. ▪ Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. ▪ If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. ▪ We depend upon our extensive partner channel and we may not be successful in retaining or expanding our relationships with channel partners. ▪ Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. ▪ If the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. ▪ We have made acquisitions, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. ▪ Delay or failure to realize the expected synergies and benefits of the Kemp acquisition could adversely impact our future results of operations and financial condition. ▪ The continuing impact of the coronavirus disease (COVID-19) outbreak on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the quarter ended August 31, 2021 and fiscal year ended November 30, 2021, which speak only as of September 23, 2021. Finally, during this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended August 31, 2021 and is available in the Investor Relations section of our Web site.

3© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: Progress Q3 2021 Financial Results Conference Call When: Thursday, September 23rd, 2021 Time: 5:00 p.m. ET Live Call: (800) 773-2954 (847) 413-3731 Conf ID: 50220857 Live / Recorded Webcast: http://investors.progress.com Conference Call Details

4© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Strong Financial Results ➢ Three consecutive quarters of strong performance provide confidence to increase our full year FY21 guidance for the third time this year, driven by top-line strength across all products. – Stable, durable top line reflected in ARR growth (up 25% on an as reported basis and 4% on a pro-forma basis, both in constant currency) and improvement in net retention rate to above 100%. ➢ Chef contributing on the top and bottom line with OpenEdge, DataDirect, DevTools, and Ipswitch also showing notable strength. ➢ Continued strong demand across product lines and markets (vs 2020) as customers and partners fund new projects or expand existing deployments, coupled with outstanding execution. Kemp Acquisition ➢ Aligns well with our Total Growth Strategy; creates shareholder value while adding scale. ➢ Meets Our Disciplined Acquisition Criteria; purchased at a reasonable multiple in a hyper- competitive M&A environment. ➢ Adds leading Application Experience (AX) technologies to our DevOps, Application Development, Data Connectivity and DX offerings. Summary Highlights

Kemp – Company Overview

Kemp is the leader in Application Experience ("AX") technologies. Its Loadmaster and Flowmon products ensure high performance and always-on availability by monitoring performance and *balancing traffic and workloads across servers. Kemp's technologies help customers optimize,* analyze and secure their applications across private and multi-cloud environments.

~1,100
Active Customers

100,000 Deployments
138 Countries

~ 90 Distributors
~2,000 VARs and SIs

Company Highlights

- $70M (2022E)
- 1,100 active customers, including global brands: Amazon, Disney, NFL, Walmart, Apple, Dell, Raytheon, *NASA, USAF, Audi, Hyundai, Ford, Harvard University, UPS, Merck, Rite Aid, Pemex, Nestle…*
- Founded 2000
- Headquartered in Melville, NY
- ~300 employees

Product Break-out

- LOADMASTER ADC
  - Hardware LoadMaster Load Balancer
  - Cloud-native LoadMaster Load Balancer
  - Virtual LoadMaster Load Balancer
  - ECS Connection Manager
  - Multi-tenant Load Balancer
- FLOWMON NPMD & NDR
  - Flowmon Collector
  - Flowmon Probe

Progress
© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.
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Kemp's AX Technologies

Application Delivery Control	Network Performance Monitoring	Network Detection & Response	Application Performance Monitoring
"ADC" provides simplified deployments, flexible licensing, and unmatched value for load balancing apps across cloud and on-prem environments.	"NPMD" provides intelligent network traffic capture, comprehensive network performance monitoring, and automated root-cause analysis.	"NDR" employs AI-driven behavior analysis and anomaly detection to preemptively mitigate the most subtle exploits before they have negative impact.	"APM" Provides insights on app and database performance combined with workflow automation for addressing sub-optimal AX.

Kemp's AX products add scale to our existing strengths in DevOps, Application Development, Data Connectivity and DX and the ability to provide Agile Infrastructure (Cloud Platforms and Chef), and complement WhatsUp Gold, our market-leading easy-to-use network management product acquired with Ipswitch.

Progress
© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.
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7© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Kemp - Transaction Overview Timing • Definitive agreement signed September 23, 2021 • Expected close in Q4 2021 subject to customary closing conditions and regulatory review Purchase Price • $258 million, all-cash transaction ▪ $384 million of existing cash ▪ Approximately $100 million revolving credit facility Financial Overview • Approximately $70 million in revenue – no expectation of revenue synergies • Operating margins over 40% after cost synergies • Accretive to both non-GAAP EPS and cash flow beginning in Q4 2021 FY21 Financial Impact • Based on expected closing date, Kemp will be part of Progress for 1 month in FY’21 • $4M - $5M non-GAAP revenue contribution • $0.01 non-GAAP net income per share Integration • Cost synergies fully realized within 12 months

8© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. M&A Framework --- Goal is to double the size of the company in 5 years --- Accretive M&A enables us to add scale and cash flows, and generate strong shareholder returns ▪ Target acquisition profile: ➢ Complementary to our business (product, audience, and growth profile) ➢ Significant recurring revenue and excellent retention rates ➢ Cost synergistic and accretive ➢ Operating margins after synergies that are consistent with our overall margins ➢ ROIC above our weighted average cost of capital

9© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress Investment Highlights Durable, predictable financial model High-quality revenue base, high and increasing mix of recurring revenue Accretive M&A and operational efficiencies driving margin improvement Track record of successful acquisition integration and synergy achievement Delivering meaningful earnings per share and free cash flow growth Disciplined and shareholder-friendly capital allocation strategy

10© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q3 2021 Results Q3 2021 Outlook (6/24/2021) GAAP Revenue $147 M $124 M - $127 M Non-GAAP Revenue $153 M $129 M - $132 M GAAP earnings per share (Diluted) $0.70 $0.34 - $0.36 Non-GAAP earnings per share (Diluted) $1.18 $0.81 - $0.83 GAAP Operating Margin 31% Not guided Non-GAAP Operating Margin 47% Not guided Adjusted Free Cash Flow $35 M Not guided Summary Q3 2021 Financial Results

11© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $379 $432 $456 $550 $0 $150 $300 $450 $600 2018 2019 2020 2021 (F)* Revenue (non GAAP) Driving Total Growth ➢ FY’21(F)* revenue growth of 21% ➢ Revenue CAGR of 13% 2018 – 2021(F)* * Represents the mid-point of our FY’21 guidance range

12© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Quarterly Revenue Performance and Timing * ➢ Meaningful over-performance in Q3 in addition to deal timing benefit ➢ Q3 revenue timing pulls from Q4 into Q3 but doesn’t detract from the full year * The “outlook” in the above charts represent the mid-point of our guidance range $130.5 + $10.0 + $12.1 $152.6 6/24 Outlook Timing Over-performance 9/23 Results Q3 Revenue $140.5 ( $10.0 ) + $4.5 + $1.4 $136.4 6/24 Outlook Timing Kemp Increased outlook 9/23 Outlook Q4 Revenue Outlook

13© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Full Year Revenue Outlook* ➢ The increase in FY’21 outlook is driven by ➢ Over-performance and ➢ One month of Kemp ➢ Full year FY’21 outlook ➢ Initial $517 ➢ Q1 $523 ➢ Q2 $532 ➢ Q3 $550 * Outlook represent the mid-point of our guidance range $532.0 $13.5 $4.5 $550.0 6/24 Outlook Increase in outlook Kemp 9/23 Outlook FY '21 Revenue Outlook*

14© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $356 97.8% 101.4% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $250 $300 $350 $400 $450 $500 Q3'20 Q3'21 ARR Chef Net $ Retention TTM Growth in Annualized Recurring Revenue (amounts reported in constant currency) $444 Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. $428 $444 98.5% 101.4% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $250 $300 $350 $400 $450 $500 Q3'20 Q3'21 ARR Net $ Retention TTM “As Reported” Chef adds less than $80M of ARR ARR growth = 25 % year-over-year Net Retention Rate has ranged between 98%-101% “Pro Forma” Chef ARR included in both periods presented ARR growth = 4 % year-over-year Net Retention Rate has ranged between 99%-101%

15© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $134 $162 $183 $221 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 (F)* Operating Income (non GAAP) Growing Profitability ➢ Consistent growth in operating income CAGR 18% FY’18 – FY’21(F)* ➢ Best-in-class operating margins consistently above 35% * Represents the mid-point of our FY’21 guidance range

16© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of September 23, 2021) Q4 2021 Current Outlook FY 2021 Current Outlook FY 2021 Prior Outlook (As of 6/24/2021) Non-GAAP Revenue $134 M – $138 M $548 M – $552 M $529 M – $535 M Non-GAAP EPS $0.73 – $0.75 $3.68 – $3.70 $3.46 – $3.50 Non-GAAP Operating Margin Not guided 40% 39% Non-GAAP Adjusted Free Cash Flow Not guided $168 M – $172 M $158 M – $162 M Non-GAAP Effective Tax Rate Not guided 20 - 21% 20 - 21%

Supplemental Financial Information * * The following supplemental financial information is presented on a GAAP basis. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP numbers can be found in the financial results press release that we issued today.

18© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited) (in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Revenue by Type License 30,629 19,663 27,514 37,443 33,317 30,107 51,930 Maintenance 70,056 71,686 72,764 74,381 76,977 80,069 82,875 Services 8,998 9,034 9,421 10,561 10,986 12,312 12,612 Total Revenue 109,683$ 100,383$ 109,699$ 122,385$ 121,280$ 122,488$ 147,417$ Revenue by Region North America 65,413 56,564 62,927 76,094 71,505 71,094 93,880 EMEA 34,988 34,157 37,447 37,162 40,240 41,321 40,999 Latin America 4,000 3,346 3,547 3,681 3,493 3,753 5,298 Asia Pacific 5,282 6,316 5,778 5,448 6,042 6,320 7,240 Total Revenue 109,683$ 100,383$ 109,699$ 122,385$ 121,280$ 122,488$ 147,417$ QTD GAAP Basis

19© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited) QTD QTD QTD GAAP Non-GAAP Non-GAAP (in thousands) Q3 2021 Adjustment Revenue Revenue by Type License 51,930 226 52,156 Maintenance 82,875 4,925 87,800 Services 12,612 29 12,641 Total Revenue 147,417$ 5,180$ 152,597$ Revenue by Region North America 93,880 3,744 97,624 EMEA 40,999 1,155 42,154 Latin America 5,298 21 5,319 Asia Pacific 7,240 260 7,500 Total Revenue 147,417$ 5,180$ 152,597$

20© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited) YTD YTD YTD GAAP Non-GAAP Non-GAAP (in thousands) Q3 2021 Adjustment Q3 2021 Revenue by Type License 115,354 2,984 118,338 Maintenance 239,921 19,243 259,164 Services 35,910 167 36,077 Total Revenue 391,185$ 22,394$ 413,579$ Revenue by Region North America 236,479 15,186 251,665 EMEA 122,560 6,027 128,587 Latin America 12,544 103 12,647 Asia Pacific 19,602 1,078 20,680 Total Revenue 391,185$ 22,394$ 413,579$